INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC. ANNOUNCES KEY DATES AND TIMELINE FOR RIGHTS OFFERING

Indianapolis, IN - January 17, 2020 - Infrastructure and Energy Alternatives, Inc. (NASDAQ: IEA) (“IEA” or the “Company”), a leading infrastructure construction company with specialized energy and heavy civil expertise, today provided an informational update to stockholders regarding its previously announced rights offering, including tentative key dates and terms.

Under the rights offering, IEA will distribute to certain non-affiliated shareholders, at no charge, one subscription right for every share of common stock owned at 5:00 p.m., Eastern Time, on January 27, 2020, the record date. Each subscription right will entitle the holder to purchase one unit, referred to as the basic subscription right, at a subscription price of $1,000.00 per unit. Each unit consists of one share of Series B-3 Preferred Stock and 34.375 warrants to purchase common stock at an exercise price of $0.0001. If the subscription rights initially distributed to a holder would not allow for the holder to subscribe for $50,000 of units, which is the minimum subscription requirement, the holder will nevertheless be entitled to subscribe for $50,000 of units, which right is referred to as the minimum subscription privilege. If a holder exercises its minimum subscription privilege or its basic subscription rights in full, and any portion of the units remain available under the rights offering, the holder will be entitled to an over-subscription privilege to purchase a portion of the unsubscribed units at the subscription price. Each subscription right consists of a basic subscription right, minimum subscription privilege and an over-subscription privilege, all of which are subject to reduction, pro rating and rounding in order to limit the rights offering to 15,000 units. The Series B-3 Preferred Stock and the warrants comprising the units will be issued separately at settlement of the rights offering but may only be purchased as a unit.

The expected calendar for the rights offering, unless extended or modified by IEA, is as follows:

•	January 27, 2020 at 5:00 PM, Eastern Time: Record Date

•	January 31, 2020: Estimated Distribution Date; Subscription Period Estimated to Begin

•	March 2, 2020 at 5:00 PM, Eastern Time: Subscription Period Ends

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A registration statement relating to the rights offering has been filed with the U.S. Securities and Exchange Commission but has not yet become effective. The information therein is not complete and is subject to change. The offering can only be made by a final prospectus part of an effective registration statement. The securities to be offered by exercising the subscription rights distributed in the rights offering may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

About IEA

Infrastructure and Energy Alternatives, Inc. (IEA) is a leading infrastructure construction company with specialized energy and heavy civil expertise. Headquartered in Indianapolis, Indiana, with operations throughout the country, IEA’s service offering spans the entire construction process. The Company offers a full spectrum of delivery models including full engineering, procurement, and construction, turnkey, design-build, balance of plant, and subcontracting services. IEA is one of three Tier 1 wind energy contractors in the United States and has completed more than 200 wind and solar projects across North America. In the heavy civil space, IEA offers a number of specialty services including environmental remediation, industrial maintenance, specialty transportation infrastructure and other site development for public and private projects. For more information, please visit IEA’s website at www.iea.net or follow IEA on Facebook, LinkedIn and Twitter for the latest company news and events.

Cautionary Note Regarding Forward Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements can be identified by the use of forward-looking terminology including “may,” “should,” “likely,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “forecast,” “seek,” “target,” “continue,” “plan,” “intend,” “project,” or other similar words. All statements, other than statements of historical fact included in this press release, regarding expectations for the use of offering proceeds, future financial performance, business strategies, expectations for our business, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives and beliefs of management are forward-looking statements. These forward-looking statements are based on information available as of the date of this release and our management’s current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot give any assurance that such expectations will prove correct. Forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	our ability to consummate the transactions contemplated by the rights offering;

•	availability of commercially reasonable and accessible sources of liquidity and bonding;

•	our ability to generate cash flow and liquidity to fund operations;

•	the timing and extent of fluctuations in geographic, weather and operational factors affecting our customers, projects and the industries in which we operate;

•	our ability to identify acquisition candidates, integrate acquired businesses and realize upon the expected benefits of the acquisition of CCS and William Charles;

•	consumer demand;

•	our ability to grow and manage growth profitably;

•	the possibility that we may be adversely affected by economic, business, and/or competitive factors;

•	market conditions, technological developments, regulatory changes or other governmental policy uncertainty that affects us or our customers;

•
our ability to manage projects effectively and in accordance with management estimates, as well as the ability to accurately estimate the costs associated with our fixed price and other contracts, including any material changes in estimates for completion of projects;

•
the effect on demand for our services and changes in the amount of capital expenditures by customers due to, among other things, economic conditions, commodity price fluctuations, the availability and cost of financing, and customer consolidation;

•	the ability of customers to terminate or reduce the amount of work, or in some cases, the prices paid for services, on short or no notice;

•	customer disputes related to the performance of services;

•	disputes with, or failures of, subcontractors to deliver agreed-upon supplies or services in a timely fashion;

•	our ability to replace non-recurring projects with new projects;

•	the impact of U.S. federal, local, state, foreign or tax legislation and other regulations affecting the renewable energy industry and related projects and expenditures;

•	the effect of state and federal regulatory initiatives, including costs of compliance with existing and future safety and environmental requirements;

•	fluctuations in maintenance, materials, labor and other costs;

•	our beliefs regarding the state of the renewable wind energy market generally; and

•
the “Risk Factors” described in our Registration Statement related to the Rights Offering, our Annual Report on Form 10-K for the year ended December 31, 2018, and in our quarterly reports, other public filings and press releases.

For a description of some of the risks and uncertainties which could cause actual results to differ from our forward-looking statements please refer to this and our other filings with the SEC, and in particular the discussions regarding risks therein.

We do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Contact

Andrew Layman	Financial Profiles, Inc.
Chief Financial Officer	Larry Clark, Senior Vice President
Andrew.Layman@iea.net	lclark@finprofiles.com
765-828-2580	310-622-8223